Provident Trust Strategy Fund
Schedule of Investments
June 30, 2026 (Unaudited)

COMMON STOCKS - 85.4%	Shares		Value
Computer Services - 3.1%
Accenture PLC, Cl A - Class A	46,482		$ 5,784,220

Distribution/Wholesale - 4.4%
Fastenal Co.	169,652		8,148,386

Finance-Credit Card - 13.4%
American Express Co.	30,171		10,205,341
Visa Inc. - Class A	43,042		14,767,280
			24,972,621

Finance-Investment Banking-Brokerages - 6.4%
Charles Schwab Corp.	128,623		11,868,044

Investment Mangement-Advisor Services - 4.2%
T. Rowe Price Group Inc.	69,304		7,879,172

Retail-Building Products - 4.7%
Home Depot, Inc.	24,635		8,688,272

Retail-Discount - 8.2%
Costco Wholesale Corp.	16,411		15,351,998

Retail-Gardening Prod - 0.9%
Tractor Supply Co.	53,698		1,697,394

Retail-Major Department Stores - 5.0%
TJX Cos., Inc.	61,045		9,248,317

Super-Regional Banks-US - 8.2%
PNC Financial Services Group, Inc.	61,775		15,210,240

Web Portals-Internet Service Providers - 26.9% (a)
Alphabet, Inc., Cl A - Class A	70,332		25,134,547
Alphabet, Inc., Cl C - Class C	70,332		24,850,405
			49,984,952
TOTAL COMMON STOCKS (Cost $40,500,282)			158,833,616

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 14.7%	Shares		Value
First American Treasury Obligations Fund - Class X, 3.58% (b)	27,324,528		27,324,528
TOTAL MONEY MARKET FUNDS (Cost $27,324,528)			27,324,528

TOTAL INVESTMENTS - 100.1% (Cost $67,824,810)			186,158,144
Liabilities in Excess of Other Assets - (0.1)%		(0.00101)	(187,129)
TOTAL NET ASSETS - 100.0%			$ 185,971,015

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(b)	The rate shown represents the 7-day annualized yield as of June 30, 2026.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

Provident Trust Strategy Fund has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 158,833,616	$ –	$ –	$ 158,833,616
Money Market Funds	27,324,528	–	–	27,324,528
Total Investments	$ 186,158,144	$ –	$ –	$ 186,158,144

Refer to the Schedule of Investments for further disaggregation of investment categories.